                                                                   EXHIBIT 10.22

                                 AMENDMENT NO. 1

                                       TO

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                  This Amendment No. 1 (this "Amendment"), effective as of January 31, 2003, to the Amended and Restated Stockholders' Agreement (the "Agreement") effective as of November 28, 2000 by and among MSX INTERNATIONAL INC., a Delaware corporation (the "Company"), Court Square Capital Limited, a Delaware corporation ("Court Square"), each of the individuals or entities whose name appears on the signature pages hereto under the heading "Management Group" (individually, a "Management Group Member" and, collectively, the "Management Group"), each of the individuals or entities whose name appears on the signature pages hereto under the heading "CVC Group" (individually, a "CVC Stockholder" and, collectively, the "CVC Stockholders") and each of the other individuals whose name appears on the signature pages hereto. Capitalized terms are used as defined in Article I of the Agreement.

                                    RECITALS

                  WHEREAS, certain of the Stockholders, certain former stockholders of the Company and the Company entered into a Stockholders' Agreement, dated as of January 3, 1997, as amended (the "Original Agreement"), to regulate certain aspects of their relationship and to provide for, among other things, restrictions on the transfer or other disposition of securities of the Company and matters relating to the corporate governance of the Company and its Subsidiaries;

                  WHEREAS, in connection with the transfer of shares of Common Stock and Series A Preferred by MascoTech, Inc., a Delaware corporation, to Court Square pursuant to a Stock Purchase Agreement, dated as of August 1, 2000, by and between CVC and MascoTech, as amended, and the transfer of shares of Common Stock and Series A Preferred by CVC to Court Square pursuant to a Stock Purchase Agreement, dated as of November 28, 2000, by and between CVC and Court Square, the Stockholders and the Company amended and restated the Original Agreement, all in accordance with Section 7.2 of the Original Agreement; and

                  WHEREAS, in connection with the Transfer of shares of Common Stock and Series A Preferred by one of the Institutional Stockholders, each of the Company and certain of the Institutional Stockholders desire to amend a provision of the Agreement, in accordance with Section 7.2 of the Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                               CERTAIN DEFINITIONS

         1.1 Defined Terms.

                  (a) The term "Permitted Transferee" in the Agreement shall be deleted in its entirety and replaced with the following:

                  "Permitted Transferee" means:

                           (i) with respect to any Stockholder who is a natural person, (A) the spouse or any lineal descendant (including by adoption and stepchildren) of such Stockholder, (B) any trust of which such. Stockholder is the trustee and which is established solely for the benefit of any of the foregoing individuals and whose terms are not inconsistent with the terms of this Agreement, (C) the estate of such Stockholder established by reason of such Stockholder's death, (D) any corporation, limited liability company or partnership, all of the interests of which are (or is) owned by one or more of the Persons identified in this subparagraph (i), or (E) upon the termination or liquidation of any trust, corporation. limited liability company or partnership described in this subparagraph (i), to any beneficiary of such trust or stockholder of such corporation or member of such limited liability company or limited partner or managing general partner of such partnership described in this subparagraph (i);

                           (ii) with respect to the estate of any Stockholder, any person having the relationship with respect to such Stockholder described in clause (A) of such subparagraph (i);

                           (iii) with respect to the Institutional Stockholders,
         (A) any Associate or Affiliate of any such Institutional Stockholder and any officer, director or employee of any Institutional Stockholder or such Associate or Affiliate, (B) any spouse or lineal descendant (including by adoption and stepchildren) of the officers, directors and employees referred to in clause (A) above, any trust (where a majority in interest of the beneficiaries thereof are any of the persons described in this clause (B) and in clause (A) above), corporations or partnerships (where a majority in interest of the stockholders or limited partners, or where the managing general partner, is one of more of the persons described in clause (A) above) and, upon the termination or liquidation of any such trust, corporation or partnership described in this clause (B), to any beneficiary of such trust or stockholder of such corporation or limited partner or managing general partner of such partnership described in this clause (B), (C) subject to the provisions of Section 2.8 (Institutional Stockholders Accounting Determination), and if, after taking commercially reasonable steps, with the cooperation of the Company, such Institutional Stockholder is unable to restructure its ownership of the Company's securities in a manner which avoids an Accounting Determination and which is not materially adverse to such Institutional Stockholders, upon the giving of notice to the Company that the Institutional




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         Stockholders have determined that such Accounting Determination may not be avoided, then to any third party in an amount necessary to avoid such Accounting Determination, or (D) subject to the provisions of
         Section 2.9 (Institutional Stockholders Regulatory Problem) and if, after taking commercially reasonable steps, with the cooperation of the Company, such Institutional Stockholder is unable to restructure its-ownership of the Company's securities in a manner which avoids a Regulatory Problem and which is not materially adverse to such Institutional Stockholder, upon the giving of notice to the Company that the Institutional Stockholders have determined that such Regulatory Problem may not be avoided then to any third party in an amount necessary to avoid such Regulatory Problem. For purposes of determining a "Permitted Transferee" under Article III of this Agreement, the term "Affiliate" shall include, without limitation, any limited partnership, limited liability company or other investment vehicle that is sponsored or managed (whether through the ownership of securities having a majority of the voting power; as a general partner or through the management of investments) by Citicorp or its Affiliates (defined without giving effect to this sentence) or present or former employees of Citicorp or its Affiliates.

                                   ARTICLE 2

                                  MISCELLANEOUS

         2.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York, except to the extent that the General Corporation Law of the State of Delaware applies as a result of the Company being incorporated in the State of Delaware, in which case such General Corporation Law shall apply.

                           [Signature page to follow]



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


                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        MSX INTERNATIONAL, INC.


                                        By:      /s/ Frederick K. Minturn
                                                 -------------------------------
                                                 Name:  Frederick K. Minturn
                                                 Title: Vice President


                                        COURT SQUARE CAPITAL LIMITED


                                        By:      /s/ Michael A. Delaney
                                                 -------------------------------
                                                 Name:  Michael A. Delaney
                                                 Title: Vice President


                                        MANAGEMENT STOCKHOLDERS

                                        Billig Family Limited Partnership

                                        By:      /s/ E.H. Billig
                                                 -------------------------------
                                                 Name:  E.H. Billig
                                                 Title: Trustee


                                        /s/ Frederick K. Minturn
                                        ----------------------------------------
                                        Frederick K. Minturn


                                        /s/ Thomas Stallkamp
                                        ----------------------------------------
                                        Thomas Stallkamp


                                        ----------------------------------------
                                        John W. Risk



         [Signature Page to Amendment No. 1 to Stockholders' Agreement]

                             Kyung Ae Bae and Ralph L. Miller, Trustees under Trust Agreement, dated October 16, 1989, between Kyung Ae Bae, Settlor, and Kyung Ae Bae, Trustee


                             By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                             CVC GROUP

                             CCT Partners IV, L.P.


                             By:      /s/ Anthony P. Mirra
                                      -----------------------------------
                                      Name:  Anthony P. Mirra
                                      Title: Secretary, CCT IV Corporation,
                                             General Partner of CCT Partners IV,
                                             L.P.


                             --------------------------------------------
                             Richard M. Cashin


                             Natasha Partnership


                             By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                             63BR Partnership


                             By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                             ---------------------------------------------------
                             Noelle Doumar



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



                                     /s/ Michael A. Delaney
                                     -------------------------------------------
                                     Michael A. Delaney


                                     Alchemy, L.P.


                                     By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                     Thomas F. McWilliams Flint Trust


                                     By:
                                              ----------------------------------
                                              Name:  Jeanne Blasberg, Trustee


                                     -------------------------------------------
                                     M. Saleem Muqaddam


                                     -------------------------------------------
                                     Joseph Silvestri


                                     -------------------------------------------
                                     David F. Thomas


                                     -------------------------------------------
                                     James A. Urry



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                                   CITICORP VENTURE CAPITAL EQUITY
                                   PARTNERS, L.P.

                                   By:      CVC PARTNERS LLC,
                                            its General Partner

                                   By:      CITICORP VENTURE CAPITAL GP
                                            HOLDINGS, LTD.


                                            By:      /s/ Michael A. Delaney
                                                     ---------------------------
                                                     Name:  Michael A. Delaney
                                                     Title: Vice President


                                   CVC EXECUTIVE FUND LLC

                                   By:      CITICORP VENTURE CAPITAL GP
                                            HOLDINGS, LTD.

                                            By:      /s/ Michael A. Delaney
                                                     ---------------------------
                                                     Name:  Michael A. Delaney
                                                     Title: Vice President


                                   CVC/SSB EMPLOYEE FUND, L.P.

                                   By:      CVC PARTNERS LLC,
                                            its General Partner

                                   By:      CITICORP VENTURE CAPITAL GP
                                            HOLDINGS, LTD.

                                            By:      /s/ Michael A. Delaney
                                                     ---------------------------
                                                     Name:  Michael A. Delaney
                                                     Title: Vice President



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                                        ADDITIONAL MANAGEMENT
                                        STOCKHOLDERS


                                        ----------------------------------------
                                        Roger Fridholm


                                        ----------------------------------------
                                        Kenneth Sommer


                                        ----------------------------------------
                                        John W. Risk


                                        /s/ Thomas Stallkamp
                                        ----------------------------------------
                                        Thomas T. Stallkamp


                                        ----------------------------------------
                                        Carol Creel


                                        ----------------------------------------
                                        David A. Crittenden


                                        ----------------------------------------
                                        Cynthia Dauphinais


                                        ----------------------------------------
                                        Donald R. Fields


                                        ----------------------------------------
                                        Kevin D. Kyles


                                        ----------------------------------------
                                        Donald A. Leith



                                       8
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                                        ----------------------------------------
                                        Elie Matalon


                                        ----------------------------------------
                                        William R. Risk


                                        ----------------------------------------
                                        Gary Sands


                                        ----------------------------------------
                                        Gary J. Valentz


                                        Bruce S. Wagner Revocable Living Trust


                                        By:
                                                 -------------------------------
                                                 Name:  Bruce S. Wagner


                                        ----------------------------------------
                                        Paul J. Wagner


                                        Billig Family Limited Partnership
                                        By:      /s/ E.H. Billig
                                                 -------------------------------
                                                 Name:  E. H. Billig


                                        L.M. Gardner, L.L.C.


                                        By:
                                                 -------------------------------
                                                 Name:


                                        ----------------------------------------
                                        Richard M. Cashin


                                        /s/ Frederick K. Minturn
                                        ----------------------------------------
                                        Frederick K. Minturn




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